Debt	9 Months Ended
Sep. 30, 2017
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Debt
The Company’s long-term debt consists of Senior Notes and bank loans, summarized as follows (in thousands):

	September 30, 2017	December 31, 2016
Unsecured Senior Notes	$73,625	$73,625

Secured Credit Facilities:
$39.6 Million Credit Facility	$—	$20,144
$409 Million Credit Facility	96,468	167,816
$330 Million Credit Facility	254,006	225,759
$42 Million Credit Facility	36,035	38,512
$67.5 Million Credit Facility	40,461	40,461
$12.5 Million Credit Facility	10,379	10,379
$27.3 Million Credit Facility	18,600	19,375
Total bank loans outstanding	455,949	522,446
Less: Current portion	(25,293)	(13,882)
	$430,656	$508,564

(amount in thousands)	September 30, 2017			December 31, 2016
	Current	Non-current	Total	Current	Non-current	Total
Total bank loans and senior notes, gross	$25,293	$504,281	$529,574	$13,882	$582,188	$596,070
Unamortized deferred financing costs	(716)	(13,787)	(14,503)	(402)	(16,196)	(16,598)
Total bank loans and senior notes, net	$24,577	$490,494	$515,071	$13,480	$565,992	$579,472

Unsecured Senior Notes
On September 22, 2014, the Company issued $65.0 million in aggregate principal amount of 7.5% Senior Notes due September 2019 (the “Senior Notes”) and on October 16, 2014 the Company issued an additional $8.6 million aggregate principal amount of Senior Notes when the underwriters partially exercised their option to purchase additional Senior Notes on the same terms and conditions.
The Senior Notes will mature on September 15, 2019 and bear interest at a rate of 7.5% per year, payable quarterly on each March 15, June 15, September 15 and December 15, commencing on December 15, 2014. The Senior Notes are redeemable at the Company’s option in whole or in part, at any time on or after September 15, 2016 at a redemption price equal to 100% of the principal amount to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.
The Senior Notes are our senior unsecured obligations and rank equally with all of our existing and future senior unsecured and unsubordinated debt and are effectively subordinated to our existing and future secured debt, to the extent of the value of the assets securing such debt, and will be structurally subordinated to all existing and future debt and other liabilities of our subsidiaries. No sinking fund is provided for the Senior Notes. The Senior Notes were issued in minimum denominations of $25.00 and integral multiples of $25.00 in excess thereof and are listed on the New York Stock Exchange under the symbol “SLTB”. The Senior Notes require us to comply with certain covenants, including financial covenants; restrictions on consolidations, mergers or sales of assets and prohibitions on paying dividends or returning capital to equity holders if a covenant breach or an event of default has occurred or would occur as a result of such payment. If the Company undergoes a change of control, holders may require us to repurchase for cash all or any portion of their notes at a change of control repurchase price equal to 101% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the change of control purchase date.
The financial covenants include:

•	Net borrowings shall not equal or exceed 70% of total assets.

•	Tangible net worth shall always exceed $500.0 million.
The outstanding balance at September 30, 2017 was $73.6 million, which is classified as long-term, and we were in compliance with the financial covenants relating to the Senior Notes as of that date.
In December 2016, our Board of Directors authorized the repurchase of up to $20.0 million of our outstanding Senior Notes in open market or privately negotiated transactions. The specific timing and amounts of the repurchases will be in the sole discretion of management and may vary based on market conditions and other factors, but we are not obligated under the terms of the program to repurchase any of our Senior Notes. This authorization has no expiration date. As of September 30, 2017, the full $20.0 million remains available for repurchases under this authorization.
Secured Credit Facilities
The Company has six credit agreements in place, which are collateralized by the Company’s vessels. The following is a summary of those credit agreements as of September 30, 2017, as well as the $39.6 Million Credit Facility, which was paid off in full during the nine months ended September 30, 2017.

($000’s)	$39.6 Million Credit Facility	$409 Million Credit Facility	$330 Million Credit Facility	$42 Million Credit Facility	$67.5 Million Credit Facility	$12.5 Million Credit Facility	$27.3 Million Credit Facility
Date of Agreement	June 27, 2014	December 30, 2014	July 29, 2014	January 30, 2015	July 30, 2014	December 22, 2015	December 22, 2015

Total Vessels to be Financed
Kamsarmax	2	8	6	2	2	—	—
Ultramax	—	7	15	1	2	1	2

Interest Rate-LIBOR+	2.925%	3.000%	2.925%	2.970%	2.950%	3.000%	2.950%

Commitment Fee	1.170%	1.200%	1.170%	1.120%	1.250%	—%	1.180%

Maturity Date	September 28, 2020	December 30, 2020	July 29, 2021	6 years from each Kamsarmax drawdown and September 21, 2021 on the Ultramax tranche	7 years from each drawdown	December 22, 2020	5 years from each drawdown

Amount drawn down (in thousands)	33,550	220,769	294,225	48,870	53,816	11,750	23,250

Amount outstanding (in thousands)	—	96,468	254,006	36,035	40,461	10,379	18,600

Carrying Value of Vessels Collateralized (in thousands)	—	455,106	585,486	94,637	113,479	30,141	61,458

Amount Available (in thousands)	—	78,954	—	—	—	—	—

Remaining Vessels to be Financed	—	—	—	—	—	—	—

$39.6 Million Credit Facility
On June 27, 2014, the Company signed a loan agreement for up to $39.6 million (the “$39.6 Million Credit Facility”) which was used to finance a portion of two Kamsarmax vessels. In 2017, the Company sold these two vessels and $20.1 million, which was outstanding under this facility was fully repaid in May 2017 and the credit facility was terminated.
The loan amendments discussed below were accounted for as debt modifications in accordance with ASC 470, Debt.
$67.5 Million Credit Facility
During the first nine months of 2017, the Company reached an agreement in principle to reinstate principal repayments of $8.0 million that were previously deferred in accordance with prior loan amendments to their original form. Under this agreement the Company is required to make principal repayments of approximately $1.0 million per quarter from the first quarter of 2018 through the fourth quarter of 2018 and then from the first quarter of 2020 through the fourth quarter of 2020, with an offsetting reduction to the balloon payment due upon maturity.
All restrictions on the payment of dividends that were put in place as part of prior loan amendments have been removed from this credit facility.
$409.0 Million Credit Facility
During 2016, the Company reached an agreement to reinstate principal repayments of $26.9 million that were previously deferred in accordance with prior loan amendments to their original form. Under this agreement the Company is required to make principal repayments ranging from $1.2 million to $2.3 million per quarter from the third quarter of 2017 through the third quarter of 2020, with an offsetting reduction to the balloon payment due upon maturity. In addition, a principal repayment of $2.4 million, representing prior period principal repayments, was made during in the third quarter of 2017.
All restrictions on the payment of dividends that were put in place as part of prior loan amendments have been removed from this credit facility.
$42.0 Million Credit Facility
During the first nine months of 2017, the Company reached an agreement in principle to reinstate principal repayments of $6.6 million that were previously deferred in accordance with prior loan amendments to their original form. Under this agreement the Company is required to make principal repayments of $0.8 million in the third and fourth quarters of 2017 and from the second quarter of 2019 through the first quarter of 2020, with an offsetting reduction to the balloon payment due upon maturity. In addition, a principal repayment of $1.7 million, representing prior period principal repayments, was made during the third quarter of 2017.
All restrictions on the payment of dividends that were put in place as part of prior loan amendments have been removed from this credit facility.
$12.5 Million Credit Facility
During the first nine months of 2017, the Company reached an agreement in principle to reinstate principal repayments of $0.8 million that were previously deferred in accordance with prior loan amendments to their original form. Under this agreement the Company is required to make principal repayments of $0.2 million from the fourth quarter of 2017 through the third quarter of 2018, with an offsetting reduction to the balloon payment due upon maturity.
All restrictions on the payment of dividends that were put in place as part of prior loan amendments have been removed from this credit facility.
$27.3 Million Credit Facility
During the first nine months of 2017, the Company reached an agreement to reinstate principal repayments of $3.1 million that were previously deferred in accordance with prior loan amendments to their original form. Under this agreement the Company is required to make principal repayments of $0.4 million from the third quarter of 2017 through the first quarter of 2018 and from the fourth quarter of 2019 through the third quarter of 2020, with an offsetting reduction to the balloon payment due upon maturity. In addition, a principal repayment of $0.4 million, representing prior period principal repayments, was made during the third quarter of 2017.
All restrictions on the payment of dividends that were put in place as part of prior loan amendments have been removed from this credit facility.
Each of these six credit agreements, as amended through September 30, 2017, has financial covenants with which we must comply (based on terms defined in the credit agreements), the most stringent by facility are as follows:

•	The ratio of net debt to total capitalization no greater than 0.60 to 1.00.

•
Consolidated tangible net worth (adjusted for a minimum amount of $100.0 million in historical non-operating costs and to exclude certain future non-operating items, including impairments) no less than $500.0 million plus (i) 25% of cumulative positive net income (on a consolidated basis) for each fiscal quarter commencing on or after December 31, 2013 and (ii)50% of the value of any new equity issues occurring on or after December 31, 2013.

•
The ratio of EBITDA to net interest expense calculated on a year to date basis of greater than 1.00 to1.00 for the quarters ending March 31, 2019 and June 30, 2019, 2.50 to 1.00 for the quarter ending September 30, 2019, calculated on a year-to-date basis and 2.50 to 1.00 for each quarter thereafter, calculated on a trailing four quarter basis.

•	Minimum liquidity of not less than the greater of $25.0 million or $0.7 million per owned vessel.

•
Maintain a minimum fair value of the collateral for each credit facility, such that the aggregate fair value of the vessels collateralizing the credit facility is 140%, except in the case of our $67.5 Million Credit Facility, for which it is 115% of the aggregate principal amount outstanding under such credit facility, or, if we do not meet these thresholds to prepay a portion of the loan or provide additional security to eliminate the shortfall.

In addition to the credit agreements described above, which are in effect as of September 30, 2017, the Company entered into the following credit agreement which was repaid in full during the nine months ended September 30, 2017:

On June 27, 2014, the Company signed a loan agreement for up to $39.6 million, or the $39.6 Million Credit Facility, which was used to finance a portion of two Kamsarmax vessels. In 2017, the Company sold these two vessels and $20.1 million, which was outstanding under this facility was fully repaid in May 2017 and the credit facility was terminated.

Our credit facilities discussed above have, among other things, the following restrictive covenants which may restrict our ability to:

•	incur additional indebtedness;

•	sell the collateral vessel, if applicable;

•	make additional investments or acquisitions; and

•	effect a change of control of us.

In addition, our credit facilities contain customary events of default, including cross-default provisions. As of September 30, 2017, we are in compliance with the financial covenants of each of our six credit facilities. We expect to remain in compliance with the financial covenants of each of our six credit facilities for the next twelve months.

Interest rates on all of the Company’s secured credit facilities for the nine months ended September 30, 2017 ranged from 3.8% to 4.3%. The Company records its interest expense as a component of Financial expense, net on its Consolidated Statement of Operations. For the nine months ended September 30, 2017 and 2016, Financial expense, net consists of:

Balance as of September 30,	2017	2016
Interest expense	$20,652	$10,945
Amortization of deferred financing costs	4,249	3,811
Write off of deferred financing costs	470	2,456
Other	450	893
	$25,821	$18,105